SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – December 11, 2015

(Date of earliest event reported)

honeywell international inc.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

115 TABOR ROAD, MORRIS PLAINS, NEW JERSEY	07950
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)                The Board of Directors (the “Board”) of Honeywell International Inc. (the “Corporation”) amended the Corporation’s By-laws (“By-laws”), effective December 11, 2015, to implement a proxy access by-law.

As amended, Article III, Sections 4 and 5 of the By-laws implements proxy access. The by-law permits up to 20 stockholders owning 3% or more of the Corporation’s outstanding common stock continuously for at least three years to nominate and include in the Corporation’s proxy materials directors constituting up to two individuals or 20% of the Board, whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the By-laws.

The By-laws also make clarifications, updates and other non-substantive changes to the advance notice provisions in Article III, Section 3.

This description of the amendments to the By-laws is qualified in its entirety by reference to the text of the By-laws filed as Exhibit 3(ii) to this Report.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit 3(ii)	By-laws of Honeywell International Inc., as amended on December 11, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2015	Honeywell International Inc.

By: /s/ Jeffrey N. Neuman Jeffrey N. Neuman Vice President, Corporate Secretary and Deputy General Counsel